                               POWER OF ATTORNEY

       For Executing Forms 3, 4 and 5, Form 144 and Schedules 13D and 13G

       Know all by these presents that the undersigned hereby constitutes and appoints each of Michael A. Johnson, Jeffery E. Carlson and Lindsay Harmon,
signing singularly, the undersigned's true and lawful attorney-in-fact to:

       (1)    execute for and on behalf of the undersigned (a) Forms 3, 4 and 5
              (including amendments thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, (b)
              Form 144 in accordance with Rule 144 under the Securities Act of
              1933, and (c) Schedules 13D and 13G (including amendments thereto)
              in accordance with Sections 13(d) and 13(g) of the Securities
              Exchange Act of 1934 and the rules thereunder;

       (2)    do and perform any and all acts for and on behalf of the
              undersigned that may be necessary or desirable to complete and execute any such Form 3, 4 or 5, Form 144, or Schedule 13D or 13G
              (including amendments thereto) and timely file such Forms or
              Schedules with the Securities and Exchange Commission and any stock exchange, self-regulatory association or any other
              authority; and

       (3)    take any other action of any type whatsoever in connection with the foregoing that, in the opinion of each such attorney-in-fact, may be of benefit to, in the best interest of, or legally required of the undersigned, it being understood that the documents executed by the attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as the attorney-in-fact may approve in the attorney-in-fact's discretion.

       The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that the attorney-in-fact, or the attorney-
in-facts substitutes or substitute, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, and their substitutes, in serving in such capacity at the request of the undersigned, are not assuming (nor is SandRidge Energy, Inc. assuming) any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of
1934.

       The undersigned agrees that each such attorney-in-fact may rely entirely on information furnished orally or in writing by the undersigned to the attorney-in-fact.  The undersigned also agrees to indemnify and hold harmless
SandRidge Energy, Inc. and each such attorney-in-fact against any losses, claims, damages or liabilities (or actions in these respects) that arise out of or are based upon any untrue statements or omissions of necessary facts in the information provided by the undersigned to such attorney-in-fact for purposes of executing, acknowledging, delivering or filing Form 3, 4 or 5, Form 144 or
Schedule 13D or 13G (including amendments thereto) and agrees to reimburse
SandRidge Energy, Inc. and the attorney-in-fact on demand for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action.

       As to each of the attorneys-in-fact, this Power of Attorney shall remain in full force and effect until the earlier to occur of: (i) the undersigned being no longer required to file Forms 3, 4 and 5, Form 144 and Schedules 13D and 13G (including amendments thereto) with respect to the undersigned's holdings of and transactions in securities issued by SandRidge Energy, Inc.;
(ii) such attorney-in-fact being no longer employed by SandRidge Energy, Inc.;
or (iii) the undersigned revoking this Power of Attorney in a signed writing delivered to the foregoing attorneys-in-fact.  This Power of Attorney supersedes any power of attorney that the undersigned has previously granted in connection with matters substantially similar to those discussed herein, and any and all such previous powers of attorney are hereby revoked.

       IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date written below.

                                      /s/ Carl F. Giesler, Jr.
                                      -----------------------------------------
                                      Signature

                                      Carl F. Giesler, Jr.
                                      -----------------------------------------
                                      Type or Print Name

                                      April 8, 2020
                                      -----------------------------------------
                                      Date